EXHIBIT 10.3

                                    AGREEMENT
     THIS AGREEMENT is made as of June 30, 2002, by and between Voice Diary Inc., a Delaware corporation (the "Purchaser"), and Aryt Industries Ltd. (the "Seller").

                                    RECITALS

     A. The Seller wishes to sell and the Purchaser wishes to buy 3,471,652 (Three Million Four Hundred Seventy One Thousand Six Hundred Fifty Two) Ordinary Shares of Voice Diary Ltd. (an Israeli private company no. 51-183887-2) (the "Company"), each bearing a par value of NIS 0.10 (hereinafter the "Shares"); and


IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN CONTAINED, THE PARTIES HERETO AGREE AS FOLLOWS:

1. The Seller hereby sells and transfers the Shares to the Purchaser, free and clear of any lien, charge, or any other third party rights. Simultaneously with the execution of this Agreement, the Seller shall sign the Share Transfer Deed attached as ExhibitA to this Agreement.
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2.     As consideration for the Shares, the Purchaser shall pay the Seller US$
1.00 (One United States Dollar).

3.     Representations of the Seller:
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     The  Seller  hereby  represents  and  warrants  to  the  Buyer  as follows:

3.1.     Ownership.  Seller is the beneficial and record owner of the Shares and
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has  good  and  marketable  title to the Shares, free and clear of any mortgage, charge, pledge, lien or assignment or any other encumbrance or security interest or arrangement of any nature whatsoever, free and clear of all rights of first refusal, co sale right, options to purchase, proxies voting trusts and any other voting agreements, calls or commitments of every kind.

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3.2.     Authorization. Seller is duly organized and validly existing under the
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laws of the State of Israel and has full power and authority to enter into this
Agreement. All actions on its part necessary for the authorization, execution, delivery and performance by it of this Agreement have been duly taken to authorize the execution and delivery by it, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights.

3.3.     No Breach. The execution and performance of this Agreement and the
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consummation of the transactions contemplated hereunder will not result in a breach of, nor will they constitute a default under, any applicable law or regulation, or under any contract, agreement, commitment, indenture, mortgage, note or other instrument or obligation to which the Seller is party.

3.4.     Approvals. No approval or consent of any person, authority or entity is
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required in connection with the execution and delivery of this Agreement or the performance of the Seller's obligations contemplated hereby.

3.5.     No Additional Rights.  The Shares constitute all of the shares,
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warrants, and securities in the Company owned by the Seller or to which it has any rights, and it has no preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from the Company or any third party any shares of capital stock or securities of the Company.

4.     Representations  of  the  Purchaser:

4.1 It has the full power and authority to execute this Agreement and to consummate the transactions contemplated hereby to be consummated by the Purchaser. This Agreement has been duly executed by the Purchaser, and this Agreement constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its respective terms.

4.2 It is duly incorporated and validly existing under the laws of the State of Delaware.

4.3 The Purchaser has knowledge of and it is familiar with the Company and its economical, financial and other condition and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its purchase of the Shares.

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4.4     The  Purchaser  is  purchasing the Shares without having relied upon any representations and/or warranties by the Seller except those representations and warranties specifically indicated herein. The Purchaser further acknowledges that it is purchasing the Shares without any warranties in connection with the Company, it's current status, its intellectual property or any other status and/or condition and/or warranty in connection with the Company or in connection with the Shares (other than the warranty specified in Section 3 above).

4.5  Resignation  from  the Boards of Directors.  The Seller undertakes to cause
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all  representatives of the Seller who currently serve on the Board of Directors of the Company (the "Representatives") to resign from their positions, effective as of the date hereof. Simultaneously with the execution of this Agreement, the Seller shall cause the Representatives to execute and deliver to the Company and to the Purchaser, as applicable, resignation letters, in the form attached hereto as Exhibit4.5 and all other documents necessary to give effect to the
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transactions  contemplated  thereby.

5     The  Seller  undertakes to carry out and execute any documents required in order  to  facilitate  the  transfer  of  the  Shares  to  the  Purchaser.

6     This Agreement shall be governed by and construed in accordance with the laws of the state of Israel.

7     This Agreement constitutes the entire agreement between the parties as to this subject matter. No amendment, supplement to, waiver, or discharge of this Agreement or any provision shall be binding upon the parties unless it is in writing and is executed by the party against whom such change, waiver or discharge is sought to be enforced.

8     Any notice required or permitted hereunder shall be sent to a party at its address set forth below, or to another address if the recipient has given prior written notice thereof. Any notice may be given as follows: (i) by delivery in hand, effective on receipt; (ii) by registered mail, return receipt requested, effective on the fifth business day after the date of mailing, or (iii) by recognized commercial overnight courier, effective on the second business day after such deposit for other addresses.

IN WITNESS THEREOF, Seller and Purchaser have caused this Agreement to be signed and delivered, all as of the date first above written.

Voice  Diary  Inc.                                   Aryt  Industries  Ltd.

By: /s/ Arie Hinkis                           By: /s/ Yoav Bar-Nes & Ran Eckhaus
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Address:  200  Robbins  Lane,  Jericho  NY          Address:  7  Haplada  St.,
-------                                             -------
11753  U.S.A.                              60256  Or  Yehuda,  Israel.


                                    Exhibit A
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                               SHARE TRANSFER DEED
                               -------------------


The undersigned, Aryt Industries Ltd. (the "TRANSFEROR"), do hereby transfer to Voice Diary Inc. (the "TRANSFEREE") 3,471,652 (Three Million Four Hundred Seventy One Thousand Six Hundred Fifty Two) Ordinary Shares of Voice Diary Ltd. (an Israeli private company no. 51-183887-2), each bearing a par value of NIS 0.10, to hold unto the Transferee, his executors, administrators and assigns under the condition on which the undersigned held the same at the time of execution hereof; and I, the Transferee, hereby agree to take the said shares subject to the conditions aforesaid.

In  witness  hereof, we have hereunto set our hands this 30th day of June , 2002


Voice  Diary  Inc.                                   Aryt  Industries  Ltd.

By:   /s/ Arie Hinkis                            By:Yoav Bar-Nes and Ran Eckhaus
      ---------------                              ----------------------------



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                                   Exhibit 4.5
                                   -----------

To
Voice  Diary  Ltd.
Shaar  Yoqneam  Bldg.  4
Israel

Dear  Sir  /  Madame,

I hereby inform you of my resignation from the Board of Directors of Voice Diary Ltd. and from the Board of Directors of Voice Diary Inc., effective immediately.


Sincerely,

__________________


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